UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6, 2021

Commission File Number:  000-24003

AEI INCOME & GROWTH FUND XXII LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

State of Minnesota	41-1848181
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

30 East 7th Street, Suite 1300 St. Paul, Minnesota 55101	(651) 227-7333
(Address of principal executive offices)	(Registrant’s telephone number)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NONE	NONE	NONE

Securities registered pursuant to Section 12(g) of the Act:
Limited Partnership Units
(Title of class)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).              Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

In June 2021, the Managing General Partner solicited by mail a proxy statement seeking the consent of the Limited Partners to initiate the final disposition, liquidation and distribution of all of the Partnership’s properties and assets (Proposal #1) or to continue the Partnership for an additional 60 months (Proposal #2). In addition, the proxy statement sought the Limited Partners’ consent to amend the Partnership’s Unit repurchase plan (Proposal #3) and to allow the Partnership to sell joint venture interests it currently owns in two of its properties to other AEI Affiliated Funds (Proposal #4). In order for a proposal to be approved, a majority of the 12,306.54 eligible Units must be voted in favor of the proposal

Proposal #1:
Approval to begin selling the Partnership’s properties, followed by the Partnership’s liquidation and dissolution.

The proposal was not approved, based upon the following votes:

For	Against	Abstain
3,393.18	718.26	156.91

Proposal #2:
Amend the Limited Partnership Agreement to continue the Partnership’s operations for an additional 60 months.

The proposal was not approved, based upon the following votes:

For	Against	Abstain
1,195.25	828.68	133.19

Proposal #3:
Amend the Limited Partnership Agreement to change the Partnership’s Unit Repurchase Plan price to 95% of net asset value.

The proposal was not approved, based upon the following votes:

For	Against	Abstain
2,869.40	718.28	858.39

Proposal #4:
Allow the Partnership to sell joint venture interests it currently owns in four of its properties to other AEI Affiliated Funds.

The proposal was not approved, based upon the following votes:

For	Against	Abstain
2,776.63	492.07	1,031.10

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

AEI Income & Growth Fund XXII
Limited Partnership

	By:	AEI Fund Management XXI, Inc.
	Its:	Managing General Partner

Date: August 11, 2021	By:	/s/ Keith E Petersen
Keith E. Petersen
Chief Financial Officer